EXHIBIT 10.41

PACIFICARE HEALTH SYSTEMS INC.

AMENDMENT NO. 3

dated as of

May 19, 2004

to

CREDIT AGREEMENT

dated as of

June 3, 2003

JPMORGAN CHASE BANK,

as Administrative Agent

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of May 19, 2004 (this “Amendment No. 3”) to the Credit Agreement referred to below, between: PACIFICARE HEALTH SYSTEMS INC. (the “Borrower”); the Subsidiary Guarantors party to the Credit Agreement; and JPMORGAN CHASE BANK, as Administrative Agent thereunder.

The Borrower, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Collateral Agent are parties to a Credit Agreement dated as of June 3, 2003 (as amended and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower.

The Borrower has requested certain amendments to the Credit Agreement and, accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. General References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Definitions. The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement shall be amended by inserting, immediately after the words “Section 7.06(h)”, the following words: “and Section 7.06(i)”.

2.03. Investments. Section 7.05(p) of the Credit Agreement shall be amended to read in its entirety as the following:

“(p) other Investments in an aggregate amount invested not to exceed the greater of (i) $50,000,000 and (ii) 5% of Consolidated Tangible Assets, determined as at the end of the immediately preceding fiscal quarter of the Borrower, plus in either case the net reduction in any such Investments (but not exceeding the amount of such Investments) resulting from distributions on or repayments of such Investments or from the net cash proceeds or cash or Permitted Investments from the Disposition of such Investments.”

2.04. Restricted Payments. Section 7.06 of the Credit Agreement shall be amended by: (a) deleting the word “and” at the end of clause (g) thereof, (b) replacing the period at the end of clause (h) thereof with a semi-colon followed by the word “and”, and (c) inserting, immediately following such clause (h), a new clause (i) to read as following:

Amendment No. 3

“(i) so long as no Default shall occurred and be continuing, the Borrower may, at any time after May 19, 2004, purchase or repurchase its common stock in an aggregate amount not to exceed $150,000,000, provided that, after giving effect to each such purchase or repurchase, the Borrower shall be in pro forma compliance with Section 7.09.”

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders as of the date hereof that (a) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct, and of each Obligor in each of the other Loan Documents to which it is a party are true and correct in all material respects, in each case on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference herein to “this Agreement” (or words of similar import) or in such other Loan Documents to “the Credit Agreement” (or words of similar import) included reference to this Amendment No. 3 and (b) no Default has occurred and is continuing.

Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 shall become effective as of the date hereof upon the satisfaction of each of the following conditions:

4.01. Amendment No. 3. The Administrative Agent shall have received one or more counterparts of this Amendment No. 3 executed by each Obligor and the Administrative Agent (with the written consent of the Required Lenders provided in the form of the Lender Consent attached hereto as Exhibit A (the “Lender Consent”)).

4.02. Payment of Fees. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent of payment (or irrevocable instructions for payment) by the Borrower in full of an amendment fee to the Administrative Agent for the account of each Lender that has approved this Amendment No. 3 by executing a Lender Consent and delivering it to the Administrative Agent on or before 5:00 p.m., New York City time, on May 19, 2004, such amendment fee to be in an amount equal to 0.03% of the sum of the aggregate unpaid principal amount of the Term Loans, if any, held by such Lender and the Revolving Credit Commitment then in effect, if any, of such Lender.

Section 5. Confirmation of Guarantees and Security Interests. Each of the Obligors hereby confirms and ratifies all of its respective obligations under the Loan Documents to which it is a party (including, in the case of each Subsidiary Guarantor, its respective obligations as a guarantor under Article III of the Credit Agreement (as amended hereby)) and the Liens granted by it under the respective Loan Documents (as amended hereby) and hereby represents, warrants and confirms that all references in such Loan Documents to the Credit Agreement (or words of similar import) fully and effectively mean the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory

Amendment No. 3

instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

BORROWER

PACIFICARE HEALTH SYSTEMS, INC.

By	/s/ Gregory W. Scott
Name:	Gregory W. Scott
Title:	Executive Vice President & Chief Financial Officer

Amendment No. 3

SUBSIDIARY GUARANTORS

PACIFICARE HEALTH PLAN
ADMINISTRATORS, INC.

By	/s/ Gregory W. Scott
Name:	Gregory W. Scott
Title:	Chief Financial Officer

PACIFICARE eHOLDINGS, INC.

By	/s/ Gregory W. Scott
Name:	Gregory W. Scott
Title:	Chief Financial Officer

SENIORCO, INC.

By	/s/ Gregory W. Scott
Name:	Gregory W. Scott
Title:	Chief Financial Officer

RxSOLUTIONS, INC.

By	/s/ Gregory W. Scott
Name:	Gregory W. Scott
Title:	Chief Financial Officer

Amendment No. 3

PACIFICARE BEHAVIORAL HEALTH, INC.

By	/s/ Gregory W. Scott
Name:	Gregory W. Scott
Title:	Chief Financial Officer

SECUREHORIZONS USA, INC.

By	/s/ Gregory W. Scott
Name:	Gregory W. Scott
Title:	Chief Financial Officer

PACIFICARE OF ARIZONA, INC.

By	/s/ Gregory W. Scott
Name:	Gregory W. Scott
Title:	Chief Financial Officer

PACIFICARE OF OKLAHOMA, INC.

By	/s/ Gregory W. Scott
Name:	Gregory W. Scott
Title:	Treasurer

PACIFICARE SOUTHWEST OPERATIONS, INC.

By	/s/ Gregory W. Scott
Name:	Gregory W. Scott
Title:	Chief Financial Officer

Amendment No. 3

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, as Administrative Agent

By	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Vice President

Amendment No. 3

EXHIBIT A

LENDER CONSENT

Reference is made to the Credit Agreement dated as of June 3, 2003 (as amended and in effect from time to time, the “Credit Agreement”) between PacifiCare Health Systems Inc., the Subsidiary Guarantors party to the Credit Agreement, the Lenders party to the Credit Agreement, JPMorgan Chase Bank, as Administrative Agent thereunder and JPMorgan Chase Bank, as Collateral Agent thereunder. Capitalized terms used and not otherwise defined herein are deemed to have the respective meanings assigned to such terms in the Credit Agreement.

The undersigned Lender party to the Credit Agreement hereby (i) consents to Amendment No. 3 to the Credit Agreement, dated as of May 19, 2004, substantially in the form to which the form of this Lender Consent is attached (“Amendment No. 3”) and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 3 on behalf of such Lender.

Full Name of Lender:

By:
Name:
Title:

Date: May     , 2004

Amendment No. 3